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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT September 7, 2005
                        (Date of Earliest Event Reported)


                               VERINT SYSTEMS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-15502

               Delaware                                      11-3200514
    ------------------------------                    -------------------------
       (State of Incorporation)                           (I.R.S. Employer
                                                          Identification No.)



 330 South Service Road, Melville, New York                     11747
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         (Address of principal                                 Zip Code
           executive offices)


       Registrant's telephone number, including area code: (631) 962-9600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

     On September 7, 2005, Verint Systems Inc. (the "Company") entered into a definitive agreement with Multivision Intelligent Surveillance Limited to acquire substantially all of its networked video security business. Under the agreement, the Company would pay approximately $48 million, subject to certain adjustments. The consideration will consist of cash, provided that, at the Company's sole option, it may substitute shares of Company common stock for up to 70% of the adjusted purchase price paid at closing. The number of shares, if any, to be issued in connection with the acquisition will be determined by the Company not less than 4 business days prior to the closing of the transaction. The acquisition is expected to close in approximately 3 months, subject to a number of conditions, including approval by Multivision shareholders. A copy of the press release is attached as an exhibit hereto and is incorporated by reference herein.


Item 9.01     Financial Statements and Exhibits.

   (c)       Exhibits.

   Exhibit No.    Description
   -----------    -----------
     99.1         Press Release of Verint Systems Inc., dated September 7, 2005.



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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VERINT SYSTEMS INC.



                                       By:   /s/ Igal Nissim
                                             ---------------------------------
                                             Name:     Igal Nissim
                                             Title:    Chief Financial Officer


Dated:  September 7, 2005



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                                  EXHIBIT INDEX



Exhibit No.                             Description
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      99.1            Press Release, dated September 7, 2005